UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2016
RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (321) 984-1414

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 7, 2016, the Board of Directors of RELM Wireless Corporation (the “Company”) approved a quarterly dividend of $0.09 per share of the Company’s common stock, payable on January 13, 2017 to shareholders of record of the Company’s common stock as of the close of business on January 3, 2017.

Item 9.01            Financial Statements and Exhibits.

(d)
Exhibits.

99.1           Press Release dated December 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: December 7, 2016	By:	/s/ William P. Kelly
Name: William P. Kelly
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

ExhibitNo.	Description
99.1	Press Release dated December 7, 2016.

4